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                                                                    Exhibit 10.2

                    AMENDMENT TO LOAN AND SECURITY AGREEMENT
                                   AND WAIVER

         THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT AND WAIVER, dated as of March 24, 1999 (the "Amendment") relating to the Loan Agreement referenced below, is by and among INDESCO INTERNATIONAL, INC., CONTINENTAL SPRAYERS INTERNATIONAL, INC. and AFA PRODUCTS, INC. (collectively, the "Borrowers") and FIRST UNION NATIONAL BANK (the "Lender"). Terms used herein but not otherwise defined herein shall have the meanings provided in the Loan Agreement.

                               W I T N E S S E T H

         WHEREAS, a $30,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Loan and Security Agreement dated as of September 29, 1998 (as amended, modified or otherwise supplemented, the "Loan Agreement") among the Borrowers and the Lender;

         WHEREAS, the Borrowers have requested that the Lender waive compliance by the Borrowers with certain provisions of the Loan Agreement and that the Loan Agreement be amended as described herein;

         WHEREAS, the Lenders are willing to furnish such waiver and to make such amendments;

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         (A) Waiver. The Lender hereby waives the failure of the Borrowers to comply with Section 6.21(a) of the Loan Agreement for the fiscal quarter ending December 31, 1998 and hereby further waives compliance by the Borrowers with
Section 6.21(a) for each fiscal quarter of the Borrowers ending in fiscal year 1999.

         (B) Amendments.

         1. Section 6.21(a) of the Loan Agreement is amended by adding the following sentence to the end thereof: "Borrower shall not permit EBITDA to be less than $3,000,000 for each of the fiscal quarters ending on March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999."

         2. The Capital Expenditure Limit set forth in Section 10.4(c) of the Loan Agreement for the period ending on December 31, 1999 is hereby decreased to $25,000,000.

         3. Section 6.10(c)(i) of the Loan Agreement is hereby amended to provide that, until May 14, 1999, the Borrowing Base certificate shall be delivered weekly on Wednesday of each week covering the immediately preceding calendar week. Schedule C to the Loan Agreement is hereby amended to reflect such weekly calculations and delivery.
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         (C)      Additional Covenants.

         1. The Borrowers shall at all times until May 31, 1999 maintain Availability under the Loan Agreement in an amount reasonably satisfactory to the Lender.

         2. The Borrowers shall deliver revised financial projections for fiscal year 1999 to the Lender on or prior to April 20, 1999 in form and substance acceptable to the Lender.

         3. Notwithstanding the provisions of Section 10.3(a) of the Loan Agreement to the contrary, from and after the date hereof, the Borrowers agree to pay interest on all Loans as if Pricing Level I were in effect until the Borrowers and the Lender agree on new covenant levels as set forth below, or until the Leverage Ratio of the Borrowers is less than 5.5 to 1.0 as of the last date of any fiscal quarter on which such covenant is tested (after the date hereof), on a rolling four quarter basis (in which event Section 10.3(a) shall apply), whichever occurs first.

         4. The Lender and the Borrowers shall negotiate in good faith new covenant levels to be set forth in Section 10.4 of the Loan Agreement for the fiscal quarters ending on June 30, 1999, September 30, 1999, December 31, 1999 and March 31, 2000 and the inclusion of additional financial covenants, as reasonably deemed prudent by the Lender, in Section 6.21 and said Section 10.4 prior to May 14, 1999. As a condition to completing the negotiation of the aforesaid financial covenants, the Lender shall have received the unaudited financial statements of the Borrowers for the four-month period ended April 30, 1999 and the aforementioned financial projections of the Borrowers.

         (D) Representations and Warranties.

         The Borrowers hereby represent and warrant that (i) the representations and warranties contained in Section 6 of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein, (ii) no Event of Default exists under the Loan Agreement on and as of the date hereof and after giving effect to the amendments and waivers contained herein, (iii) each Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and (iv) each Borrower has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

         (E) Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent:

         1. Receipt by the Lender of multiple counterparts of this Amendment executed by each of the parties hereto.

         2. Receipt by the Lender of copies of resolutions of the Board of Directors of each of the Borrowers approving and adopting this Amendment, the transactions contemplated herein and


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authorizing execution and delivery hereof, certified by a secretary or assistant secretary of each Borrower to be true and correct and in full force and effect as of the date hereof.

         3. Receipt of the fees and expenses by the applicable Persons provided for in Sections (G) and (H) hereof.

         (F) Except as expressly amended or modified by the terms hereof, the Loan Agreement shall remain in full force and effect and this Amendment shall not affect, modify or diminish the obligations of the Borrowers which have accrued prior to the effectiveness of the provisions hereof. The waiver contained herein shall be effective only in the specific instance, for the specific purpose for which given and for the period of time set forth herein.

         (G) The Borrowers agree to pay promptly all reasonable costs and expenses of the Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

         (H) The Borrowers agree to pay an amendment fee of $25,000 to the Lender, which fee is due and payable on the effective date of this Amendment.

         (I) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         (J) This Amendment and the Loan Agreement as amended hereby shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWERS:                            INDESCO INTERNATIONAL, INC.

                                      By:               /s/ Peter Giallorenzo
                                         ------------------------------------
                                      Name:             Peter Giallorenzo
                                      Title:            Vice President and CFO
                                         ------------------------------------

                                      CONTINENTAL SPRAYERS
                                      INTERNATIONAL, INC.

                                      By:               /s/ Peter Giallorenzo
                                         ------------------------------------
                                      Name:             Peter Giallorenzo
                                         ------------------------------------
                                      Title:            Authorized Signatory
                                         ------------------------------------

                                      AFA PRODUCTS, INC.

                                      By:               /s/ Peter Giallorenzo
                                         ------------------------------------
                                      Name:             Peter Giallorenzo
                                         ------------------------------------
                                      Title:            Authorized Signatory
                                         ------------------------------------


LENDER:                               FIRST UNION NATIONAL BANK,

                                      By:               /s/ John Trainor
                                          ------------------------------------
                                      Name:             John Trainor
                                          ------------------------------------
                                      Title:            Vice President
                                          ------------------------------------